SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 17, 2004


                     Lehman ABS Corporation, on behalf of:

                     Corporate Backed Trust Certificates,
             GE Global Insurance Note-Backed Series 2003-19 Trust
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              (Exact Name of Registrant as Specified in Charter)

         Delaware                  001-31947                    13-3447441
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(State of Incorporation)          (Commission               (I.R.S. Employer
                                  File Number)             Identification No.)

745 Seventh Avenue
New York, New York                                                10019
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(Address of Principal Executive Offices)                       (Zip Code)

      Registrant's Telephone Number, including area code: (212) 526-7000


                                Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 5.  Other Events and Regulation FD Disclosure.
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         Attached as Exhibit 99.1 please find a press release issued on May 17, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LEHMAN ABS CORPORATION


                                        By:  /s/ Paul Mitrokostas
                                            --------------------------------
                                            Name:   Paul Mitrokostas
                                            Title:  Senior Vice President

May 17, 2004

                               Index of Exhibits
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Exhibit No.       Description
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99.1              Press Release dated May 17, 2004.